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COMMON STOCK                                                        COMMON STOCK
                                   MedicaLogic
   Number                                                              Shares
 MDL _____                                                             ______


THIS CERTIFICATE                                                  SEE REVERSE FOR
IS TRANSFERABLE            INCORPORATED UNDER THE LAWS            CERTAIN DEFINITIONS
IN NEW YORK, NY              OF THE STATE OF OREGON               AND A STATEMENT AS
OR RIDGEFIELD                                                     TO THE RIGHTS,
PARK, NJ                                                          PREFERENCES,
                                                                  PRIVILEGES AND
                                                                  RESTRICTIONS ON
                                                                  SHARES
                                                                       CUSIP
                                                                    584642 10 2
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         THIS CERTIFIES THAT





         IS THE OWNER OF


    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
                               MedicaLogic, Inc.

  transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:

                               MEDICALOGIC, INC.
                                   CORPORATE
                                     ------
                                      SEAL
                                      1985
                                   * Oregon *

              DAVID C. MOFFENBEIER             MARK K. LEAVITT

             CHIEF OPERATING OFFICER         CHAIRMAN AND CHIEF
                  AND SECRETARY               EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
           TRANSFER AGENT AND REGISTRAR

BY
           AUTHORIZED SIGNATURE

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
                                                 MedicaLogic, Inc.

     A statement of the designations, relative rights, preferences and limitations applicable to each class of stock or series thereof as established, from time to time, by the Articles of Incorporation of the Corporation and
by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof on request in writing and without charge from the Secretary of the
Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common     (Oregon Custodians use the following)
     TEN ENT - as tenants by the        (Name) CUST UL OREG (Name) MIN--__________________, as Custodian under
               entireties                                               the laws of Oregon, for _________________
     JT TEN  - as joint tenants with                                    a minor
               right of survivorship    (Name) CUST (Name) (State) UNIF GIFT MIN ACT--_________Custodian_________
               and not as tenants in                                                    (Cust)           (Minor)
               common                                                   Under _______ Uniform Gifts to Minors Act
                                                                              (State)

                      Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, _______________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


------------------------------------------------------------------------------------------------------------------
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

                                                                                                            Shares
------------------------------------------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
---------------------------------------------------------------------------------------------------------- to
transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated _________________________________



                                                      X __________________________________________________________

                                                      X __________________________________________________________
                                                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                                        CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF
                                                        THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By _____________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.
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